EXHIBIT 10(h)

                               STANDARD FORM B OF
                              EXECUTIVE BONUS PLAN



[Rollins logo] Executive Offices


                             PERSONAL & CONFIDENTIAL


TO:             [NAME OF RECIPIENT]           FROM:          Gary W. Rollins

DATE:           [DATE]                      OFFICE:        [TITLE OF RECIPIENT]

SUBJECT:        [CURRENT YEAR] EXECUTIVE BONUS PLAN

COPIES:         file


I am pleased to enclose your [PREVIOUS YEAR] Executive Bonus check and worksheet.

Additionally, the Rollins, Inc. Board of Directors Compensation Committee has approved your participation in a [CURRENT YEAR] Executive Bonus Plan program and the details of your bonus opportunity are enclosed.

This plan is designed to support shareholder interests by rewarding you for Rollins Inc.'s achievements in the areas of Profit Improvements, Profit to Plan, and Combined Revenues to Plan.

You will also participate in a Home Office bonus plan for the balance of your [CURRENT YEAR] bonus opportunity, which will be based on achievements in department customer service and your cumulative department performance to the [CURRENT YEAR] Home Office department budgets.

Attached are two copies of your [CURRENT YEAR] Executive Bonus Plan. Please keep one copy for your records and return one signed copy to Human Resources for company record keeping purposes. Also attached is a copy of the Agreement to Arbitrate, which, according to our Company Dispute Resolution Policy, is a required document of every bonus-eligible employee. Please return a signed copy of the Agreement to Arbitrate with your signed bonus plan. You are required to sign it only once.

With your assistance we expect [CURRENT YEAR] to be a continuation of our profit and revenue successes that we've established over recent years. Your individual efforts will be key to the success of the Company for our employees and shareholders.

                              [TITLE OF RECIPIENT]
                    Incentive Compensation Plan - [PLAN YEAR]

                            FOR: [NAME OF RECIPIENT]

The elements of the plan are as follows:

1.       PROFIT TO PLAN

The Profit to Plan element will be paid according to the following scale up to a maximum of 15% of your annual salary:

           -------------------------------------- ------------------------------
            Rollins Inc. Pre-Tax Profit to Plan        Annual % of Salary
                        Achievement
           -------------------------------------- ------------------------------
                           100%                                15%
           -------------------------------------- ------------------------------
                           97.5%                              12.5%
           -------------------------------------- ------------------------------
                            95%                               10.0%
           -------------------------------------- ------------------------------
                           92.5%                              7.5%
           -------------------------------------- ------------------------------
                            90%                                5%
           -------------------------------------- ------------------------------

The Company must have a profit and a profit improvement for this element to be paid.

Your CY [YEAR] Pre-Tax Profit Plan is:               $[TARGET AMOUNT]
                                                     ----------------
                                                      Annual [YEAR]

2.       PROFIT INCREASE OVER LAST YEAR


You will be paid [.22% for Senior VP and Secretary, .20% for Chief Financial Officer and Treasurer] of the profit increase up to the maximum of 10% of your annual salary.

The Company must have a profit and a profit improvement for this element to be paid.

Your CY[LAST YEAR] Pre-Tax Adjusted Profit base was:          $
                                                              ------------------
                                                                 Annual `0__

3.       COMBINED REVENUE TO PLANNED INCREASE

The Revenue to Planned Increase element will be paid according to the following scale up to a maximum of 5% of your annual salary:

              ------------------------------------ ---------------------------- ----------------------------
               Rollins Inc. Combined Net Revenue       Planned Percentage           Annual % of Salary
                to Planned Increase Achievement     Increase over Prior Year
              ------------------------------------ ---------------------------- ----------------------------
                             100%                            _____%                         5%
              ------------------------------------ ---------------------------- ----------------------------
                          95 - 99.9%                         _____%                         4%
              ------------------------------------ ---------------------------- ----------------------------
                          90 - 94.9%                         _____%                         3%
              ------------------------------------ ---------------------------- ----------------------------
                          85 - 89.9%                         _____%                         2%
              ------------------------------------ ---------------------------- ----------------------------

The Company must have a profit and a profit improvement for this element to be paid.

Your CY0__ Combined Revenue Plan is:

    $[plan year target amt.]       $__________       [target percentage]
    ------------------------       -----------       --------------------------
         Annual '0__                Actual '0__             % increase

                        Glossary of Terms and Conditions

                    200__ Rollins, Inc. Executive Bonus Plan

     I.   General Plan Qualifiers and Provisions

          A. The plan year for this bonus is January 1, 200__ to December 31, 200_.

          B.   Your bonus plan is subject to change each year.

          C. Your bonus will be calculated using your actual current base salary as of December 31, 200__.

          D. Your eligibility for a bonus and the amount due will be determined solely by the Company.

          E. Bonus payments will be made in one lump sum no later than March 15, 200__, minus applicable state and federal taxes. Other deductions may apply, e.g., 401(K) deductions, etc.

          F. You must be employed in the same position on December 31, 200__ to be eligible for a bonus, except as described below in (H.)

          G. You will not receive a bonus if for any reason you are in a position on December 31, 200__ that is not eligible for a bonus or if you are not actively employed on the date that the bonus is paid.

          H. If you are promoted during the plan year from one bonus-eligible position to another bonus-eligible position, the bonus components common to both plans carry over to the new position. Plan components unique to the original bonus-eligible position will be paid based on time spent in the position (must be at least 50 percent of the plan year). Bonus amounts on these unique components will be calculated at the time of the transfer based on year-to-date results.

          I. If you are hired into a bonus-eligible position during the year, or if you are promoted during the plan year from a position that is ineligible for a bonus into a bonus-eligible position, you will be eligible for a pro-rated bonus if you are in the bonus-eligible position for at least 50 percent of the plan year.

          J. You will not receive any bonus if you falsify documents, violate company policy or know of such actions by employees under your direction without taking corrective actions.

          K. Any disputes over your bonus will be resolved by the Compensation Committee.

          L. The Compensation Committee reserves the right to reward outstanding performance in unique situations by awarding an employee a bonus outside the terms of the 200__ Home Office Bonus Plan.

          M. The actual profit from which the bonus may be determined may be subject to adjustments as recommended by the President and approved by the Compensation Committee for the year 200__.

          N. Acquisitions over $5,000,000 in revenue will be added to the Company strategic plan (revenue and profit) based on a pro forma of the acquisition model for bonus calculations.

II.  Plan Components

     A. General Provisions The 200__ Home Office Executive Bonus Plans divide bonus opportunity into three components: profit to plan performance, profit increase over last year, and combined revenue to planned increase. No bonus will be paid under any component if Rollins Inc.'s pre-tax profit does not result in a profit improvement in 200__, as compared to 200__.

     B. Profit Increase Performance Component If Rollins Inc.'s pre-tax profit in 200__ increases compared to 200__, you will receive a percentage of the profit increase up to the maximum allowable percentage of salary under your bonus plan for this component.

     C. Profit To Plan Performance Component If Rollins Inc.'s pre-tax profit meets or exceeds 90% of the Company's plan in 200___, you will receive a bonus based on a scale up to the maximum allowable percentage of salary under your bonus plan for this component. Payouts will begin at 90% of Profit Plan and rise to 100% payout at 100% of Profit Plan.

     D. Combined Revenue to Planned Increase If Rollins Inc.'s combined revenues meet or exceed 85% of the Company's revenue planned increase for 200__, you will receive a bonus based on a scale up to the maximum allowable percentage of salary under your bonus plan for this component.

ACKNOWLEDGMENT

     I have received and read a copy of my Incentive Plan with the accompanying Glossary of Terms and Conditions. I understand that participation in this Plan should in no way be construed as a contract or promise of employment and/or compensation. Employment is at-will, and therefore employment and compensation can terminate, with or without cause and with or without notice, at any time at the option of the Company or employee. I also understand that this Incentive Plan will be subject to review, and likely to change next year.


----------------------------------------             -----------
Plan Participant                                     Date

                              [TITLE OF RECIPIENT]
                    Incentive Compensation Plan - [PLAN YEAR]
                                   Home Office

                            FOR: [NAME OF RECIPIENT]

The elements of the plan are as follows:

1.       KEY OPERATING INITIATIVES

The Key Operating Initiatives element will be paid at 5% of your annual salary for 100% achievement of the following Key Operating Initiative:

            Meet or be under your combined departments' Expense Plan

The Company must have a profit and a profit improvement for this element to be paid. The stipulation as described in number 3 of Section II, C of the attached Glossary applies to this component.


2.       INTERNAL CUSTOMER SERVICE SURVEY RESULTS

The Internal Customer Service Survey element will be paid on a sliding scale up to a maximum of 5% of your annual salary:

       ---------------------------------------- --------------------------------
          Internal Customer Service Survey            Annual % of Salary
         Results of Consolidated Departments
                 Reporting to Position
       ---------------------------------------- --------------------------------
                     ____ or more                              5%
       ---------------------------------------- --------------------------------
                       ___ - ___                              3.75%
       ---------------------------------------- --------------------------------
                       ___ - ___                              2.5%
       ---------------------------------------- --------------------------------
                       Below ___                               0%
       ---------------------------------------- --------------------------------

The Company must have a profit and a profit improvement for this element to be paid.

                        Glossary of Terms and Conditions

               200_ Rollins, Inc. Executive/Home Office Bonus Plan

     I.   General Plan Qualifiers and Provisions

          A. The plan year for this bonus is January 1, 200_ to December 31, 200_.

          B.   Your bonus plan is subject to change each year.

          C. Your bonus will be calculated using your actual current base salary as of December 31, 200_.

          D. Your eligibility for a bonus and the amount due will be determined solely by the Company.

          E. Bonus payments will be made in one lump sum no later than March 15, 200__, minus applicable state and federal taxes. Other deductions may apply, e.g., 401(K) deductions, etc.

          F. You must be employed in the same position on December 31, 200_ to be eligible for a bonus, except as described below in (H.)

          G. You will not receive a bonus if for any reason you are in a position on December 31, 200_ that is not eligible for a bonus or if you are not actively employed on the date that the bonus is paid.

          H. If you are promoted during the plan year from one bonus-eligible position to another bonus-eligible position, the bonus components common to both plans carry over to the new position. Plan components unique to the original bonus-eligible position will be paid based on time spent in the position (must be at least 50 percent of the plan year). Bonus amounts on these unique components will be calculated at the time of the transfer based on year-to-date results.

          I. If you are hired into a bonus-eligible position during the year, or if you are promoted during the plan year from a position that is ineligible for a bonus into a bonus-eligible position, you will be eligible for a pro-rated bonus if you are in the bonus-eligible position for at least 50 percent of the plan year.

          J. You will not receive any bonus if you falsify documents, violate company policy or know of such actions by employees under your direction without taking corrective actions.

          K. Any disputes over your bonus will be resolved by the Compensation Committee.

          L. The Compensation Committee reserves the right to reward outstanding performance in unique situations by awarding an employee a bonus outside the terms of the 200_ Home Office Bonus Plan.

          M. The actual profit from which the bonus may be determined may be subject to adjustments as recommended by the President and approved by the Compensation Committee for the year 200_.

          N. Acquisitions over $5,000,000 in revenue will be added to the Company strategic plan (revenue and profit) based on a pro forma of the acquisition model for bonus calculations.

     II.  Plan Components

          A.   General  Provisions  The 200_  Executive/Home  Office Bonus Plans
               divide bonus opportunity into two components: customer satisfaction and key operating initiatives. No bonus will be paid under any component if Rollins Inc.'s pre-tax profit does not result in a profit improvement in 200_, as compared to 200__.

          B.   Customer Satisfaction Component

               1. The 200_ Internal Customer Service Surveys will utilize a format similar to the ones utilized in 200_.

               2. Participants with this component will have this portion of their bonus opportunity based on the weighted average rating of the departments who report to them.

               3. You will receive 100 percent of the bonus opportunity under this component if your departments receive a weighted average rating of ____ or better.

               4. You will receive 75 percent of the bonus opportunity under this component if your departments receive a weighted average rating of _____.

               5. You will receive 50 percent of the bonus opportunity under this component if your departments receive a weighted average rating of ______ in the survey.

          C.   Key Operating Initiatives Component

               1. The purpose of this portion of the bonus plan is to recognize achievement of specific financial and/or strategic goals.

               2. Participants with this component will have this portion of their bonus opportunity based on 100% attainment (or better) of their combined departments' expenses to plan.

               3. You will not receive any bonus for a KOI linked to your departments' expense to plan if you intentionally understaff your departments or delay an agreed-upon project.

ACKNOWLEDGMENT

     I have received and read a copy of my Incentive Plan with the accompanying Glossary of Terms and Conditions. I understand that participation in this Plan should in no way be construed as a contract or promise of employment and/or compensation. Employment is at-will, and therefore employment and compensation can terminate, with or without cause and with or without notice, at any time at the option of the Company or employee. I also understand that this Incentive Plan will be subject to review, and likely to change next year.


-----------------------------------------            -----------
Plan Participant                                     Date